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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 15, 2003
                                                           ------------

                           NAVISTAR FINANCIAL RETAIL
                            RECEIVABLES CORPORATION
                            -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             Delaware                   333-67112                51-0337491
             --------                   ---------                ----------
 (State or other jurisdiction  (Commission File Number)         (IRS Employer
       of incorporation)                                     Identification No.)

                               2850 W. Golf Road
                           Rolling Meadows, IL 60008
                           -------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (847) 734-4000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On May 15, 2003, the registrant made available to prospective investors a series term sheet setting forth a description of the initial collateral pool and the proposed structure of $500,000,000 aggregate principal amount of Series 2003-A Asset Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4 and Class B, of Navistar Financial 2003-A Owner Trust. The series term sheet is attached hereto as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     99 Series Term Sheet dated May 15, 2003 with respect to the proposed issuance of the Series 2003-A Asset Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4 and Class B, of Navistar Financial 2003-A Owner Trust.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NAVISTAR FINANCIAL RETAIL
                                               RECEIVABLES CORPORATION

                                               /s/ Andrew J. Cederoth
                                               ----------------------
                                               By:  Andrew J. Cederoth
                                               Its: Vice President and Treasurer

Date: May 15, 2003

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